SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              Oak Associates Funds
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      same
                  ---------------------------------------------
                  (Name of Person(s) Filing Proxy Statement, if
                             other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

    1) Title of each class of securities to which transaction applies:

       _________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

       _________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       _________________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

       _________________________________________________________________________

    5) Total fee paid:

       _________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       _________________________________________________________________________

    2) Form, Schedule or Registration Statement No.:

       _________________________________________________________________________

    3) Filing Party:

       _________________________________________________________________________

    4) Date Filed:

       _________________________________________________________________________

                                 IMPORTANT NEWS
                               FOR SHAREHOLDERS OF
                              OAK ASSOCIATES FUNDS

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Oak Associates Funds (the "Fund") which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q. What has happened to require a shareholder vote?

A. On February 23, 2000, the Board of Trustees (the "Board") of the Fund passed a resolution with the advice of Oak Associates, ltd. (the "Adviser") authorizing a shareholder meeting to consider a proposal to replace the entire Board of seven trustees with a smaller board of four trustees (the "Proposal"). This action, however, must have approval of the shareholders of the Fund (including Pin Oak Aggressive Stock Fund, Red Oak Technology Select Fund and White Oak Growth Stock Fund (the "Portfolios")).


Q. How does the replacement of the Board affect the Fund and each of its Portfolios?

A. The everyday operations of the Fund and each of its Portfolios will not be affected by the Board replacement. Oak Associates, ltd. will continue to manage the investments of the Fund and neither the investment objectives nor policies of the Portfolios will be changed.


Q. What are the possible benefits of the Board replacement?

A. Currently, the Board of Trustees is composed of Trustees that serve on the boards of a number of mutual funds. After discussion with the Fund's Adviser and consideration of the matter, the Board determined that it would be in the best interests of shareholders to submit the Proposal to shareholders for their consideration. The Proposal is designed to reconstitute the Fund's board to (i) reduce its size from seven to four members; (ii) increase the ratio of independent trustees to 75%; and (iii) elect four new trustees which will serve the Fund exclusively. The nominees are familiar with the Fund, its Adviser and the Fund's distribution methods.


Q. Where can I get more information?

A. If you need more information, please call a Fund shareholder servicing representative toll-free at 1-888-462-5386 (press option #3).


Q. How can I vote my shares?

A. You may choose from one of the following options to vote your shares:

     o By mail, with the enclosed proxy card(s) and return envelope.

     o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

     o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

     o In person at the shareholder meeting (see details enclosed in proxy statement).


Q. Will the Fund pay for the proxy solicitation and legal costs associated with this transaction?

A. Yes.

Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.

                              OAK ASSOCIATES FUNDS

                          Pin Oak Aggressive Stock Fund
                         Red Oak Technology Select Fund
                           White Oak Growth Stock Fund

                                 2 Oliver Street
                           Boston, Massachusetts 02109
                            ------------------------

                    Notice of Special Meeting of Shareholders

                                  May 12, 2000

TO THE SHAREHOLDERS OF OAK ASSOCIATES FUNDS (the "Fund") (Pin Oak Aggressive Stock Fund, Red Oak Technology Select Fund, and White Oak Growth Stock Fund (each a "Portfolio," collectively, the "Portfolios")):

     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of the Portfolios. The Special Meeting will be held on Friday, May 12, 2000 at 3:00 p.m., Eastern Time at the offices of SEI Investment Mutual Funds Services in Oaks, Pennsylvania. The purpose of the Special Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting:

     PROPOSAL: To consider and act upon a proposal to elect a new Board of Trustees of the Fund.

     Only shareholders of the Fund at the close of business on February 23, 2000 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     Whether or not you expect to be present at the special meeting, please complete and promptly return the enclosed proxy card. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. You may also vote easily and quickly by telephone or through the Internet as described in the enclosed proxy card. To do so, please follow the instructions included on your enclosed proxy card. It is most important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.

                                              Mark E. Nagle

                                              /s/ Mark E. Nagle
                                              -------------------
                                              President
Dated: March 20, 2000

                              OAK ASSOCIATES FUNDS

                          Pin Oak Aggressive Stock Fund
                         Red Oak Technology Select Fund
                           White Oak Growth Stock Fund

                                 2 Oliver Street
                           Boston, Massachusetts 02109

                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                  May 12, 2000

     This Proxy Statement is furnished by the Board of Trustees of Oak Associates Funds (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Friday, May 12, 2000 at 3:00 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of SEI Investment Mutual Funds Services in Oaks, Pennsylvania. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about March 20, 2000.

                                     Summary

     At the Special Meeting, shareholders will be asked to vote on a proposal to elect a slate of Trustees (the "Proposal"). The Proposal is designed to reconstitute the Fund's board to (i) reduce its size from seven to four members;
(ii) increase the ratio of independent trustees to 75%; and (iii) elect four new trustees which will serve the Fund exclusively.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet allowing sufficient time for the Proxy to be received on or before 3:00 p.m., Eastern Time on Friday, May 12, 2000. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to the Proposal, the Proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on February 23, 2000 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had 76,085,640 shares outstanding. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, Internet or oral communication by employees and officers of Oak Associates, ltd. (the "Adviser"). Additional solicitation may be made by Shareholder Communications Corp., a solicitation firm located in New York, New York that has been engaged by the Fund to assist in proxy solicitation.

     Upon request, the Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended October 31, 1999. The Annual Report of the Fund may be obtained by written request to the Fund, P. O. Box 219441, Kansas City, Missouri 64121-9441, or by calling 1-888-462-5386 (press option #3).

     The Fund is registered as an open-end, diversified management investment company under Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

     PROPOSAL: To consider and act upon a proposal to elect a new Board of Trustees of the Fund.

     At the Special Meeting, it is proposed that four Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of James D. Oelschlager, John C. Stimpson, J. John Canon and Stanford N. Phelps (each a "Nominee" and collectively, the "Nominees"). All of the Nominees are not currently members of the Board of Trustees. If the nominees are elected, 75% of the Board's members will be disinterested persons within the contemplation of
Section 15(f) of the 1940 Act. Mr. Oelschlager would be considered an "interested" trustee because of his affiliation with the Fund's Adviser.

     At a meeting held on February 23, 2000 the Board of Trustees approved the nomination of James D. Oelschlager, John G. Stimpson, J. John Canon, and Stanford N. Phelps to the Board. If subsequently approved by shareholders, they will replace the current Board of Trustees and serve as the new trustees of the Fund.

     Currently, the Board of Trustees is composed of Trustees that serve on the boards of a number of mutual funds. After discussion with the Fund's Adviser and consideration of the matter, the Board determined that it would be in the best interests of shareholders to submit the Proposal to shareholders for their consideration. The Proposal is designed to reconstitute the Fund's board to (i) reduce its size from seven to four members; (ii) increase the ratio of independent trustees to 75%; and (iii) elect four new trustees which will serve the Fund exclusively. The nominees are familiar with the Fund, its Adviser and the Fund's distribution methods.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

Information Regarding Nominees

     The following information is provided for each Nominee. As of March 13, 2000, the Nominees as a group and the Trustees and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the total outstanding shares of the Portfolios of the Fund.

                                                                             Shares of the
                                        Business Experience during the         Portfolios
                                               Past Five Years             Beneficially Owned
   Name and Position                   (including all trusteeships and      as of March 13,
     with the Fund             Age              directorships)                   2000(1)(2)
     -------------             ---              --------------                   ------
James D. Oelschlager,          57     Managing Member, President, CIO          14,369-Pin Oak
Nominee*                              and Founder of Oak Associates,
                                      ltd. since 1985. Assistant Treasurer     30,000-Red Oak
                                      and Director of Investment
                                      Management of Firestone Tire and         14,651-White Oak
                                      Rubber, 1969-1985.

John G. Stimpson,              58     Retired since 1993. Board of             2,390-Pin Oak
Nominee                               Directors, Morgan Stanley Trust
                                      Company, 1988-1993. Director of          14,086-Red Oak
                                      International Equity Sales, and
                                      Equity Sales Manager, Salomon Brothers   3,583-White Oak
                                      (New York), 1985-1993. Director
                                      London Office, Salomon Brothers
                                      International (London, England),
                                      1972-1985. Institutional Equity RR,
                                      duPont Glore Forgan, 1968-1972.

J. John Canon,                 65     Member of Board, Proconex                6,961-Pin Oak
Nominee                               since 1995. President,
                                      and Chairman of the Board,               3,349-Red Oak
                                      Synergistic Partners, Inc., 1974-1999
                                      Application, Engineering and Sales,      4,307-White Oak
                                      Fisher Controls Company, 1961-1974
                                      and Carrier Corporation, 1957-1961.

Stanford N. Phelps,            65     Chairman, Clear Springs Land             84,245-Pin Oak
Nominee                               Company LLC since 1999. Chairman,
                                      S.N. Phelps Realty LLC since             200,000-Red Oak
                                      1994. Chairman, Wyatt Energy,
                                      Inc. since 1994. Chairman,               55,710-White Oak
                                      Commonwealth Oil Refining Company
                                      since 1984. Chairman, Realmark
                                      Holdings since 1983. Chairman,
                                      S.N. Phelps & Co. since 1986.
                                      President & CIO, U.S. Life Advisors
                                      and U.S. Life Income Fund, 1972-1974.
                                      Head of Bond Department, Drexel,
                                      Harriman & Ripley, 1970-1972. Head
                                      of Bond Sales, F.S. Smithers & Co.,
                                      1967-1970. Head of Restructuring/
                                      Workout, Citibank, N.A., 1960-1966.

----------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
(1) This information has been provided by each Nominee of the Fund.
(2) As of March 13, 2000, the Nominees as a group beneficially owned an aggregate of less than 1% of the total outstanding shares of the Portfolio.

Compensation of Trustees

     Each Trustee not an "interested person" within the meaning of the 1940 Act receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund for which he or she serves. Payment of such fees and expenses is allocated among all such Portfolios described above in proportion to their relative net assets. For the fiscal year ended October 31, 1999, Independent Trustees' fees attributable to the assets of the Fund totaled $12,108. Officers of the Fund receive no direct remuneration from the Fund.

     The aggregate compensation payable by the Fund to each of the Fund's Trustees serving during the fiscal year ended October 31, 1999 is set forth in the compensation table below. The aggregate compensation payable to such Trustees during the fiscal year ended October 31, 1999 is also set forth in the compensation table below.

                               COMPENSATION TABLE


                                                 Aggregate           Pension or
                                                Compensation    Retirement Benefits     Total Compensation
                                                  Payable         Accrued as Part      from the Fund Payable
       Name and Position                       from the Fund      Of Fund Expenses          to Trustee
       -----------------                       -------------      ----------------          ----------
John T. Cooney, Trustee                           $2,556                N/A                  $2,556
Frank E. Morris, Trustee(3)                          543                N/A                     543
Robert Patterson, Trustee                          2,556                N/A                   2,556
Eugene B. Peters, Trustee                          2,556                N/A                   2,556
James M. Stoney, Trustee                           2,556                N/A                   2,556
William M. Doran, Trustee(1)                        N/A                 N/A                    N/A
Robert A. Nesher, Chairman of the                   N/A                 N/A                    N/A
    Board of Trustees(1)(2)
George J. Sullivan, Jr., Trustee                   1,341                N/A                   1,341

----------
(1) A Trustee who is an "interested person" as defined in the 1940 Act.
(2) SEI Investments compensates Mr. Nesher for services he provides to SEI Investments.
(3) Mr. Morris retired as of December 30, 1998.

Meetings and Committees of the Board of Trustees

     There were four regular meetings of the Board of Trustees held during the fiscal year ended October 31, 1999. All incumbent Trustees attended all of the meetings held during their respective terms with the exception of Mr. Morris and Mr. Sullivan. Mr. Morris attended one meeting prior to his retirement on December 30, 1998. Mr. Sullivan was appointed to fill the vacancy and attended the remainder of the Funds' regular meetings.

     The Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants. The Audit Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee during the fiscal year ended October 31, 1999, were Messers. Cooney, Patterson, Peters, Storey and

Sullivan, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Peters was Chairman of the Audit Committee during the fiscal year ended October 31, 1999. If elected, Messers. Stimpson, Canon and Phelps will become members of the Audit Committee. The Audit Committee met two times during the fiscal year ended October 31, 1999. All incumbent members attended all of the meetings held during their respective terms.

Board Approval of the Election of Trustees

     At the meeting of the Board of Trustees held on February 23, 2000, the Board of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees for Trustee named herein. In voting to approve a Special Shareholder Meeting to elect the Nominees as Trustees of the Fund, the Board of Trustees considered the Nominees' experience and qualifications and also the contractual fee waiver in effect for each of the Funds which ensures that the current expense levels of the Funds will remain unchanged through March 1, 2001.

Shareholder Approval of the Election of Trustees

     The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Fund, the current Board of Trustees will remain in place and consider alternative nominations.

ADDITIONAL INFORMATION

Trustees and Executive Officers

     Information about the Fund's current Trustees and principal executive officers is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Trustees.


                                                                             Shares of the
                                        Business Experience during the         Portfolios
     Name and Position                  Past Five Years (including all     Beneficially Owned
       with the Fund          Age       Trusteeships or Directorships)     as of March 7, 2000**
       -------------          ---       ------------------------------     ---------------------
John T. Cooney, Trustee       73      Vice Chairman of Ameritrust Texas       0-Pin Oak
                                      N.A., 1989-1992, and Mtrust
                                      Corp., 1985-1989. Trustee of The        0-Red Oak
                                      Advisors' Inner Circle Fund, The
                                      Arbor Fund and The Expedition           0-White Oak
                                      Funds.

Robert A. Patterson, Trustee  72      Pennsylvania State University:          0-Pin Oak
                                      Senior Vice President, Treasurer
                                      (Emeritus); Financial and               0-Red Oak
                                      Investment Consultant, Professor
                                      of Transportation since 1984;           0-White Oak
                                      Vice President-Investments,
                                      Treasurer, Senior Vice President
                                      (Emeritus), 1982-1984. Director,
                                      Pennsylvania Research Corp.
                                      Member and Treasurer, Board of
                                      Trustees of Grove City College.
                                      Trustee of The Advisors' Inner
                                      Circle Fund, The Arbor Fund and
                                      The Expedition Funds.

Eugene B. Peters, Trustee     70      Private investor from 1987 to           0-Pin Oak
                                      present. Vice President and Chief
                                      Financial Officer, Western              0-Red Oak
                                      Company of North America
                                      (petroleum service company),            0-White Oak
                                      1980-1986. President of Gene
                                      Peters and Associates (import
                                      company), 1978-1980. President
                                      and Chief Executive Officer of
                                      Jos. Schlitz Brewing Company
                                      before 1978. Trustee of The
                                      Advisors' Inner Circle Fund, The
                                      Arbor Fund and The Expedition Funds.




                                                                             Shares of the
                                        Business Experience during the         Portfolios
     Name and Position                  Past Five Years (including all     Beneficially Owned
       with the Fund          Age       Trusteeships or Directorships)    as of March 7, 2000
       -------------          ---       ------------------------------    -------------------
James M. Storey, Trustee      68      Partner, Dechert Price & Rhoads,        0-Pin Oak
                                      September 1987-December 1993.
                                      Trustee of The Advisors' Inner          0-Red Oak
                                      Circle Fund, The Arbor Fund, The
                                      Expedition Funds, SEI Asset             0-White Oak
                                      Allocation Trust, SEI Daily Income
                                      Trust, SEI Index Funds, SEI
                                      Institutional International Trust,
                                      SEI Institutional Investments
                                      Trust, SEI Institutional Managed
                                      Trust, SEI Liquid Asset Trust and
                                      SEI Tax Exempt Trust.

William M. Doran, Trustee*    59      Partner, Morgan, Lewis & Bockius        0-Pin Oak
                                      LLP (law firm), counsel to the
                                      Fund, SEI Investments, the SEI          0-Red Oak
                                      Investments Mutual Funds Services
                                      (the "Administrator ")and SEI           0-White Oak
                                      Investments Distribution Co. (the
                                      "Distributor") Director of SEI
                                      Investments since 1974; Secretary
                                      of SEI Investments since 1978.
                                      Trustee of The Advisors' Inner
                                      Circle Funds, SEI Asset Allocation
                                      Trust, SEI Daily Income Trust, SEI
                                      Index Funds, SEI Institutional
                                      International Trust, SEI
                                      Institutional Investments Trust,
                                      SEI Institutional Managed Trust,
                                      SEI Liquid Asset Trust and SEI Tax
                                      Exempt Trust.

Robert A. Nesher, Chairman    53      Currently performs various              0-Pin Oak
of the Board of Trustees*             services on behalf of SEI
                                      Investments for which Mr. Nesher        0-Red Oak
                                      is compensated. Executive Vice
                                      President of SEI Investments,           0-White Oak
                                      1986-1994. Director and Executive
                                      Vice President of the
                                      Administrator and the
                                      Distributor, 1981-1994. Trustee
                                      of The Advisors' Inner Circle
                                      Fund, The Arbor Fund, Bishop
                                      Street Funds, Boston 1784 Funds,
                                      The Expedition Funds, Pillar
                                      Funds, SEI Asset Allocation
                                      Trust, SEI Daily Income Trust,
                                      SEI Index Funds, SEI
                                      Institutional International
                                      Trust, SEI Institutional
                                      Investments Trust, SEI
                                      Institutional Managed Trust, SEI
                                      Liquid Asset Trust and SEI Tax
                                      Exempt Trust.



                                                                             Shares of the
                                        Business Experience during the         Portfolios
     Name and Position                  Past Five Years (including all     Beneficially Owned
       with the Fund          Age       Trusteeships or Directorships)   as of March 7, 2000
       -------------          ---       ------------------------------   ----------------------
George J. Sullivan, Jr.,      57      Chief Executive Officer, Newfound            0-Pin Oak
Trustee                               Consultants Inc. since April
                                      1997. General Partner, Teton                 0-Red Oak
                                      Partners, L.P., June
                                      1991-December 1996. Chief                    0-White Oak
                                      Financial Officer, Noble
                                      Partners, L.P., March
                                      1991-December 1996. Treasurer and
                                      Clerk, Peak Asset Management,
                                      Inc., since 1991; Trustee,
                                      Navigator Securities Lending
                                      Trust, since 1995. Trustee of The
                                      Advisors' Inner Circle Fund, The
                                      Arbor Fund, The Expedition Funds,
                                      SEI Asset Allocation Trust, SEI
                                      Daily Income Trust, SEI Index
                                      Funds, SEI Institutional
                                      International Trust, SEI
                                      Institutional Investments Trust,
                                      SEI Institutional Managed Trust,
                                      SEI Liquid Asset Trust and SEI
                                      Tax Exempt Trust.

Mark E. Nagle,                40      President of the Administrator and           N/A
President                             Senior Vice President of SEI Investments
                                      Mutual Funds Services Operations Group
                                      since 1998. Vice President of the
                                      Administrator and Vice President of Fund
                                      Accounting and Administration of SEI
                                      Investments Mutual Fund Services,
                                      1996-1998. Vice President of the
                                      Distributor since December 1997. Senior
                                      Vice President, Fund Administration, BISYS
                                      Fund Services, September 1995 - November
                                      1996. Senior Vice President and Site
                                      Manager, Fidelity Investments 1981 -
                                      September 1995.

Timothy D. Barto,             31      Employed by SEI Investments since October    N/A
Vice President and                    1999. Vice President and Assistant
Assistant Secretary                   Secretary of the Administrator and
                                      Distributor since December 1999. Associate
                                      at Dechert, Price & Rhoads LLP
                                      (1997-1999). Associate at Richter, Miller
                                      & Finn LLP (1994-1997).

Todd B. Cipperman,            34      General Counsel of SEI Investments since     N/A
Vice President and                    2000. Vice President and Assistant
Assistant Secretary                   Secretary of SEI Investments, the
                                      Administrator and the Distributor since
                                      1995. Associate, Dewey Ballantine (law
                                      firm), 1994-1995. Associate, Winston &
                                      Strawn (law firm) 1991-1994.

James R. Foggo,               35      Vice President and Assistant Secretary of    N/A
Vice President and                    SEI Investments since 1998. Vice President
Assistant Secretary                   and Assistant Secretary of the
                                      Administrator and the Distributor since
                                      May 1999. Associate, Paul Weiss, Rifkind,
                                      Wharton & Garrison (law firm), 1998.
                                      Associate, Baker & McKenzie (law firm),
                                      1995-1998. Associate, Battle Fowler L.L.P.
                                      (law firm), 1993-1995. Operations Manager,
                                      The Shareholder Services Group, Inc.,
                                      1986-1990.

Lydia A. Gavalis,             35      Vice President and Assistant Secretary of    N/A
Vice President and                    the Addministrator and the Distributor
Assistant Secretary                   since 1998. Assistant General Counsel and
                                      Director of Arbitration, Philadelphia
                                      Stock Exchange, 1989-1998.

Kevin P. Robins,              38      Senior Vice President and General Counsel    N/A
Vice President and                    of SEI Investments, the Administrator and
Assistant Secretary                   the Distributor since 1994. Assistant
                                      Secretary of SEI Investments since 1992;
                                      Secretary of the Administrator since 1994.
                                      Vice President, General Counsel and
                                      Assistant Secretary of the Administrator
                                      and the Distributor, 1992-1994. Associate,
                                      Morgan, Lewis & Bockius LLP (law firm),
                                      1988-1992.

Lynda J. Striegel,            51      Vice President and Assistant Secretary of    N/A
Vice President and                    the Administrator and the Distributor
Assistant Secretary                   since 1998. Senior Asset Management
                                      Counsel, Barnett Banks, Inc., 1997-1998.
                                      Partner, Groom and Nordberg, Chartered,
                                      1996-1997. Associate General Counsel,
                                      Riggs Bank, N.A., 1991-1995.

Robert J. Dellacroce,         36      Director, Funds Administration and           N/A
Controller and Chief                  Accounting of the Administrator since
Financial Officer                     1994. Senior Audit Manager, Arthur
                                      Andersen LLP, 1986-1994.

William E. White,             35      Mutual Fund Product Manager of Oak           N/A
Assistant Secretary                   Associates, ltd., the Adviser, since 1997.
                                      Account Director, SEI Investments,
                                      1994-1997. Lieutenant, United States Navy,
                                      1987-1994.

John H. Grady, Jr.,           38      1701 Market Street, Philadelphia, PA         N/A
Secretary                             19103-2921, Partner since 1995, Morgan,
                                      Lewis & Bockius LLP (law firm), counsel
                                      to the Trust, SEI Investments, the
                                      Administrator and the Distributor.

Richard W. Grant,             54      1701 Market Street, Philadelphia, PA         N/A
Assistant Secretary                   19103. Partner, Morgan, Lewis & Bockius
                                      LLP (law firm), counsel to the Trust, the
                                      Administrator and the Distributor.



----------
 * Denotes an individual who is an "interested person" as defined in the 1940
   Act.
** As of October 31, 1999 the Trustees and officers of the Fund as a group (20 persons) beneficially owned an aggregate of less than 1% of the Portfolio.

Investment Adviser

     Oak Associates, ltd., located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, acts as each Portfolio's investment adviser.

Principal Distributor

     SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the Fund's principal underwriter.

Beneficial Owners

     As of the Record Date, the following persons beneficially owned 5% or more of the outstanding shares of each Portfolio, as described below:

Name and Address of Owner                            Percentage of Ownership
-------------------------                            -----------------------
PIN OAK AGGRESSIVE STOCK FUND

Charles Schwab & Co., Inc.                                    21.23%
ATTN: Mutual Funds
4500 Cherry Creek Dr.
Denver, CO 80209

National Financial Services Corp.                             16.44%
For the Exclusive Benefit of Our Customers
200 Liberty St., 1 World Fin. Center
New York, NY 10281-1003

FIIOC Inc. Agent                                              7.65%
For Certain Emp. Benefit Plans
100 Magellan Way
Covington, KY 41015-1987


RED OAK TECHNOLOGY SELECT FUND

Charles Schwab & Co., Inc.                                    23.34%
ATTN: Mutual Funds
4500 Cherry Creek Drive
Denver, CO 80209

National Financial Services Corp.                             16.21%
For the Exclusive Benefit of our Customers
200 Liberty St., 1 World Fin. Center
New York, NY 10281-1003

FIIOC Inc. Agent                                              11.80%
For Certain Emp. Benefit Plans
100 Magellan Way
Covington, KY 41015-1987

WHITE OAK GROWTH STOCK FUND

Charles Schwab & Co., Inc.                                    42.19%
ATTN: Mutual Funds
4500 Cherry Creek Drive
Denver, CO 80209

National Financial Services Corp.                             17.27%
For the Exclusive Benefit of our Customers
200 Liberty St., 1 World Fin. Center
New York, NY 10281-3003

Submission of Shareholder Proposals

     The Fund is incorporated under the laws of the Commonwealth of Massachusetts. Under Massachusetts General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Trustees is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

     Even with the elimination of routine annual meetings, the Board of Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Declaration of Trust and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Trustees under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement, or other matters requiring shareholder action under the 1940 Act.

     Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Required Vote

     Approval of the Proposal requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting.

     Abstentions and "broker non-votes" will not be counted for or against the

Proposal but will be counted for purposes of determining whether a quorum is present. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.


                                          By Order of the Trustees,

                                          /s/ Mark E. Nagle
                                          -------------------
                                          Mark E. Nagle
                                          President

Dated: March 20, 2000

                              OAK ASSOCIATES FUNDS
                                 PROXY SERVICES
                                 P.O. BOX 9079
                             FARMINGDALE, NY 11735

                              OAK ASSOCIATES FUNDS
                                 2 Oliver Street
                           Boston, Massachusetts 02109

                          Pin Oak Aggressive Stock Fund
                         Red Oak Technology Select Fund
                           White Oak Growth Stock Fund

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  May 12, 2000

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE OAK ASSOCIATES FUNDS

     The undersigned Shareholder(s) of the Oak Associates Funds (the "Fund") hereby appoint(s) James Foggo, Laurie Brooks and Kristen Keefer, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, May 12, 2000, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

To vote by Internet
1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Telephone
1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-890-8903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.


  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: OAKFUN KEEP THIS
                            PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
                       DETACH AND RETURN THIS PORTION ONLY

                              OAK ASSOCIATES FUNDS

VOTE ON TRUSTEES

1. Proposal to elect a new Board of Trustees. The nominees for Trustees are:

James D. Oelschlager          For All           With-            For All
John G. Stimpson              Nominees          hold              Except
J. John Canon                   [  ]            [  ]               [  ]
Stanford N. Phelps

To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's number on the line below.

VOTE ON PROPOSALS

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated: _____________2000

_____________________________________________
Signature

_____________________________________________
Signature